Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Supplement dated January 14, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective immediately, the disclosure under “POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS” is amended and restated as follows.

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and all third party service providers and rating agencies.

The Trust posts to its website at https://www.jhannuities.com/media/JHVIT_Holdings.xlsx complete portfolio holdings a number of days after each calendar month end as described in the Prospectus. Each fund also discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter on Form N-PORT within 60 days of the end of the fiscal quarter and on Form N-CSR within 70 days after the second and fourth quarter ends of the Trust’s fiscal year. The portfolio holdings information in Form N-PORT is not required to be delivered to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semiannual reports.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of December 31, 2020, the entities that may receive information described in the preceding paragraph, and the purpose for which such information is disclosed, are as presented in the table below. Portfolio holdings information is provided as frequently as daily with a one-day lag.

Vendor Name	Disclosure Purpose
Abel Noser, LLC	Trade Execution Analysis
Accenture	Operational Functions
Bank of New York Mellon	Back Office Functions, Middle Office Functions
Bloomberg	Analytics, Compliance, Trade Order Management, Pricing, Research Reports, Reporting Agency
BNP Paribas S.A.	Leverage Provider, Pledging
Broadridge Financial Solutions	Proxy Voting, Software Vendor
Brown Brothers Harriman	Back Office Functions, Electronic Messaging Service, Securities Lending
Capital Institutional Services (CAPIS)	Broker Dealer, Commission Recapture, Transition Services
Charles River Investment Management Services	Order management services
Citibank	Securities Lending
Citicorp Global Transactions Services	Middle Office Functions
Clearwater	Analysis & Reporting Services

Confluence Technologies	Consulting
Cortland Capital Market Services LLC	Senior Loan Servicing
DG3	Financial Reporting, Type Setting
Donnelley Financial Solutions	Financial Reporting, Printing
DUCO	Reconciliation services
Eagle Investment Systems	Performance, Portfolio Accounting
Electra Information Systems	Reconciliation
Ernst & Young	Tax Reporting
FactSet	Data Gathering / Analytics, Performance, Research Reports
Failstation	Matched/Unmatched Trades Reporting
Fidelity Corporate Action	Data Matching Engine Services
Foley Hoag	Foreign Currency Trade Review
FX Transparency	FX Trade Execution Analysis
GainsKeeper	Wash Sales / REIT Data
Glass Lewis	Proxy Voting
IDS GmbH	Analysis & Reporting Services
Institutional Shareholder Services (ISS)	Class Actions, Proxy Voting
Interactive Data	Pricing
Investment Technology Group, Inc.	Analytics, Trade Execution Analysis
KPMG	Tax Reporting
Law Firm of Davis and Harman	Development of Revenue Ruling
LindeData	Service Provider-NAV Oversight
Lipper	Ratings / Survey Service
Markit	Service Provider-Electronic Data Management
Milestone	Service Provider-Valuation Oversight
Morningstar, Inc.	Ratings/Surveys
MSCI Inc.	Liquidity Risk Management, Performance
Northern Trust	Back Office Functions
PricewaterhouseCoopers LLP	Audit Services
RSM US LLP	Consulting
Russell Implementation Services	Transition Services
Salesforce-Chatter	Research Database
SS&C Technologies/Advent/Apx Advent	Cash & Securities Reconciliation/Analytics/Data Gathering
Star Compliance	Personal trading and insider trading monitoring
State Street Bank	Service Provider-IBOR/Back Office Functions/Custodian/Collateral Services
State Street Closed End Financing	All SS lending funds
State Street Investment Management Solutions	Back Office Functions
SunGard	Securities Lending Analytics
Swift	Accounting Messages, Custody Messages, Trade Messaging
TCS of America	Systems Support
Trade Informatics (f.k.a. SJ Levinson)	Trade Execution Analysis
WNS	Back office and operational processes services
Wolters Kluwer	Audit Services, Tax Reporting

As part of the investment strategies for the Managed Volatility Portfolios, the Trust seeks to manage the volatility of returns for the Managed Volatility Portfolios while limiting the magnitude of potential portfolio losses (the “Volatility Management Strategies”). Investments in furtherance of the Volatility Management Strategies are referred to as “Volatility Management Investments.” In connection with the Volatility Management Strategies, the Advisor and the subadvisor to the Managed Volatility Portfolios may, at the request of JHLICO U.S.A. and JHLICO New York (the “Insurance Companies”), provide certain analytical nonpublic information regarding each Managed Volatility Portfolio’s Volatility Management Investments and other holdings to the Insurance Companies for use in managing their risk under certain guarantees provided under variable contracts that use the Managed Volatility Portfolios as investment options. In addition, JHLICO U.S.A. has entered into a transaction with the Corporate Solutions Life Reinsurance Company (the “Reinsurer”), a subsidiary of Venerable Holdings, Inc., to reinsure a significant portion of JHLICO U.S.A.’s U.S. variable annuity business (the “Reinsurance Transaction). Pursuant to the Reinsurance Transaction, the Reinsurer is entitled to receive the same information that is provided to the Insurance Companies. The Reinsurer receives this information to hedge more effectively its exposures under the variable annuity contracts, so that it can hedge the reinsurance exposures it has assumed.

The information provided to the Insurance Companies and the Reinsurer may include information about aggregate long or short exposure and changes in aggregate exposure to types of securities, currencies, or other instruments. This information may be broken down by type of security (e.g., equities, debt, mortgage-related securities, etc.), sector, index, country, or other characteristic, and may reflect completed transactions in futures contracts or other derivatives that are part of the Volatility Management Investments. This information may also include analytical information based on holdings or trades arising from the management of a Managed Volatility Portfolio or other fund of the Trust. The information may be provided as frequently as reasonably requested by an Insurance Company or the Reinsurer, including on an intra-day basis, and there need not be any lag between the effective time of the analytical information and the disclosure to an Insurance Company or the Reinsurer. While information is not provided about specific trades or pending transactions, the Insurance Companies or the Reinsurer may be able to deduce information about prior trades from the analytical information that is provided. Under procedures approved by the Board, the analytical information may be provided to the Insurance Companies and the Reinsurer solely for the limited purpose of helping the Insurance Companies and the Reinsurer in a hedging program and for actuarial modeling purposes for their own accounts to help manage their risks under the guarantees on the variable contracts, and only if the Insurance Companies and the Reinsurer implement procedures that prohibit their employees, officers, agents and affiliates who receive such information from disclosing it or using it in any unauthorized fashion, including for personal trading or benefit. The procedures allow the analytical information to be provided under circumstances, including testing, that is designed to ensure there is no meaningful harm to the Managed Volatility Portfolios or other Series of JHVIT. Moreover, the Insurance Companies have reported to the Board that they do not expect their hedging program or the Reinsurer hedging program to affect prices of securities on markets, but investors bear the risk that the Insurance Companies’ hedging program or the Reinsurer’s hedging program may adversely affect securities prices and the performance of the Managed Volatility Portfolios or other funds. The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the following three considerations before approving disclosure of a fund’s nonpublic information to affiliated persons: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be presented at the Board meeting following such approval. When the CCO believes that the disclosure of a fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of a fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing a fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by the funds’ subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the funds’ subadvisors are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The funds’ subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or the funds’ subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or the funds’ subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a fund’s nonpublic portfolio holdings information. As a result of the funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a fund. Nonetheless, each fund has oversight processes in place to attempt to minimize this risk.

JHVIT Portfolio Holdings Available on SEC Website. JHVIT’s reports on Form N-CSR and Form N-PORT filed with the SEC will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end. These reports are available at www.sec.gov.

Money Market Trust Portfolio Holdings Posted on a Website. Portfolio information for Money Market Trust is posted monthly on the website below. Information that is current as of the last business day of a month is posted no later than the fifth business day of the following month and will remain on the website for at least six months. Such information includes complete portfolio holdings by investment category as well as the overall dollar-weighted average maturity and dollar weighted average life of the portfolio. Money Market Trust reports more detailed portfolio holdings information to the SEC monthly on Form N-MFP. This information is made publicly available immediately upon the report’s filing with the SEC. In addition, each Business Day, Money Market Trust updates its website listed below to show for the preceding six months: the percentage of the fund’s total assets invested in Daily Liquid Assets and Weekly Liquid Assets; net inflows or outflows; and a schedule, chart, graph, or other depiction showing the fund’s NAV, calculated based on current market factors before applying the amortized cost, rounded to the fourth decimal place.

Money Market Trust Portfolio Holdings Website:

https://www.johnhancock.com/life-insurance/money-market-trust-filings.html

JHVIT Portfolio Holdings Posted on Websites. The portfolio holdings of Money Market Trust are posted on its website, as described above. The holdings of each JHVIT fund other than Money Market Trust will be posted to the website listed below no earlier than 15 days after each calendar month end. These holdings will remain on the website for six months.

https://www.jhannuities.com/media/JHVIT_Holdings.xlsx

With respect to each fund, all of its portfolio holdings are also filed quarterly with the SEC on Form N-PORT as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund’s fiscal year. These reports are available at www.sec.gov.

You should read this supplement in conjunction with the SAI and retain it for your future reference.